Exhibit 3.5
CERTIFICATE OF
LIMITED PARTNERSHIP OF
TIME WARNER ENTERTAINMENT COMPANY, L.P.
          This Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. (the “Partnership”), dated February 27, 1992, is being duly executed and filed by Warner Entertainment Inc., as general partner, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C §17-101, et seq.).
     1. Name. The name of the limited partnership formed hereby is Time Warner Entertainment Company, L.P.
     2. Registered Office. The address of the registered office of the Partnership in the State of Delaware is c/o The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, City of Dover, County of Kent, Delaware 19901.
     3. Registered Agent. The name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, City of Dover, County of Kent, Delaware 19901.
     4. General Partner. The name and the business address of the sole general partner of the Partnership is Warner Entertainment Inc., 75 Rockefeller Plaza, New York, New York 10019.
          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership as of the date first-above written.

WARNER ENTERTAINMENT INC.
By:	/s/ Spencer B. Hays
Spencer B. Hays
Vice President

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
OF TIME WARNER ENTERTAINMENT COMPANY, L.P.
          This Amendment to the Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. (the “Partnership”), dated June 30, 1992, is being duly executed and filed by the Partnership pursuant to section 17-202 of the Delaware Revised Uniform Limited Partnership Act, to amend the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware on February 28, 1992.
          1. Name. The name of the Partnership is Time Warner Entertainment Company, L.P.
          2. New General Partners. (a) Effective as of June 30, 1992, the names of the general partners of the Partnership are as follows:
American Television and Communications Corporation
Capital Cablevision Systems, Inc.
People’s Cable Corporation
Memphis CATV, Inc.
Warner Cable Communications Inc.
Warner Cable Communications Company
SIFTA Milwaukee Cable Corp.
TA Milwaukee Cable Co., Inc.
Warner Cable of New York, Inc.
Warner Bros. Inc.
Home Box Office, Inc.
Warner Communications Inc.
Time Warner Cable Inc.
HBO Films, Inc.
Angelic Productions, Inc.
Independent Programs, Inc.
HBO Independent Productions, Inc.
Citadel Pictures, Inc.
DA Productions Inc.
Fantastic Facts, Inc.
Lorimar Productions Inc.
Northwest Productions Inc.
River Tower Productions, Inc.
Studio Equipment, Inc.
XPTNY Productions Inc.
Telepictures Animated Productions, Inc.
Telepictures Productions Services, Inc.
WAD Productions Inc.
Warner Bros. Animation Inc.
Warner Entertainment Inc.
WCI Invasion of Privacy Inc.
WCI/Newark Productions Inc.

          (b) The mailing address of each general partner of the Partnership is
c/o Time Warner Inc.
75 Rockefeller Plaza
New York, New York 10019
          IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership of the Partnership as of the date first above written.

American Television and Communications Corporation
By:	/s/ Spencer B. Hays

Capital Cablevision Systems, Inc.
By:	/s/ Spencer B. Hays

People’s Cable Corporation
By:	/s/ Spencer B. Hays

Memphis CATV, Inc.
By:	/s/ Spencer B. Hays

Warner Cable Communications Inc.
By:	/s/ Spencer B. Hays

Warner Cable Communications Company
By:	/s/ Spencer B. Hays

SIFTA Milwaukee Cable Corp.
By:	/s/ Spencer B. Hays

TA Milwaukee Cable Co., Inc.
By:	/s/ Spencer B. Hays

Warner Cable of New York, Inc.
By:	/s/ Spencer B. Hays

Warner Bros. Inc.
By:	/s/ Spencer B. Hays

Home Box Office, Inc.
By:	/s/ Spencer B. Hays

Warner Communications Inc.
By:	/s/ Spencer B. Hays

Time Warner Cable Inc.
By:	/s/ Spencer B. Hays

HBO Films, Inc.
By:	/s/ Spencer B. Hays

Angelic Productions, Inc.
By:	/s/ Spencer B. Hays

Independent Programs, Inc.
By:	/s/ Spencer B. Hays

HBO Independent Productions, Inc.
By:	/s/ Spencer B. Hays

Citadel Pictures, Inc.
By:	/s/ Spencer B. Hays

DA Productions Inc
By:	/s/ Spencer B. Hays

Fantastic Facts, Inc.
By:	/s/ Spencer B. Hays

Lorimar Productions Inc.
By:	/s/ Spencer B. Hays

Northwest Productions Inc.
By:	/s/ Spencer B. Hays

River Tower Productions, Inc.
By:	/s/ Spencer B. Hays

Studio Equipment, Inc.
By:	/s/ Spencer B. Hays

XPTNY Productions Inc.
By:	/s/ Spencer B. Hays

Telepictures Animated Productions, Inc.
By:	/s/ Spencer B. Hays

Telepictures Productions Services, Inc.
By:	/s/ Spencer B. Hays

WAD Productions Inc.
By:	/s/ Spencer B. Hays

Warner Bros. Animation Inc.
By:	/s/ Spencer B. Hays

Warner Entertainment Inc.
By:	/s/ Spencer B. Hays

WCI Invasion of Privacy Inc.
By:	/s/ Spencer B. Hays

WCI/Newark Productions Inc.
By:	/s/ Spencer B. Hays

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
OF TIME WARNER ENTERTAINMENT COMPANY, L.P.
          This Amendment to the Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. ( the “Partnership”), dated July 2, 1992, is being duly executed and filed by the Partnership pursuant to section 17-202 of the Delaware Revised Uniform Limited Partnership Act, to amend the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware on February 28, 1992, as amended by the Amendment to the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware on June 30, 1992.
          1. Name. The name of the Partnership is Time Warner Entertainment Company, L.P.
          2. Withdrawal of General Partners.
               (a) Effective as of July 2, 1992, the following entities withdrew as general partners of the Partnership:
HBO Films, Inc.
Angelic Productions, Inc.
Independent Programs, Inc.
HBO Independent Productions, Inc.
Citadel Pictures, Inc.
DA Productions Inc.
Fantastic Facts, Inc.
Lorimar Productions Inc.
Northwest Productions Inc.
River Tower Productions, Inc.
Studio Equipment, Inc.
XPTNY Productions Inc.
Telepictures Animated Productions, Inc.
Telepictures Productions Services, Inc.
WAD Productions Inc.
Warner Bros. Animation Inc.
WCI Invasion of Privacy Inc.
WCI/Newark Productions Inc.

               (b) After giving effect to the withdrawals described in paragraph (a) above, the general partners of the Partnership are as follows:
American Television and Communications Corporation
Capital Cablevision Systems, Inc.
People’s Cable Corporation
Memphis CATV, Inc.
Warner Cable Communications Inc.
Warner Cable Communications Company
SIFTA Milwaukee Cable Corp.
TA Milwaukee Cable Co., Inc.
Warner Cable of New York, Inc.
Warner Bros. Inc.
Home Box Office, Inc.
Warner Communications Inc.
Time Warner Cable Inc.
Warner Entertainment Inc.
               (c) The mailing address of each general partner of the Partnership is
c/o Time Warner Inc.
75 Rockefeller Plaza
New York, New York 10019
          IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership of the Partnership as of the date first above written.

WARNER COMMUNICATIONS INC., a Managing General Partner of Time Warner Entertainment Company, L.P.
By:	/s/ Thomas W. McEnerney

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
OF TIME WARNER ENTERTAINMENT COMPANY, L.P.
          This Amendment to the Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. (the “Partnership”), dated November 19, 1993, is being duly executed and filed by the Partnership pursuant to section 17-202 of the Delaware Revised Uniform Limited Partnership Act, to amend the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of Delaware on February 28, 1992, as amended by the Amendments to the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware on June 30, 1992 and July 2, 1992.
          1. Name. The name of the Partnership is Time Warner Entertainment Company, L.P.
          2. Withdrawal of General Partners.
          (a) Effective as of October 14, 1993, the following entities withdrew as general partners of the Partnership:
Home Box Office, Inc.
Warner Bros. Inc.
Warner Entertainment Inc.
          (b) After giving effect to the withdrawals described in paragraph (a) above, the general partners of the Partnership are as follows:
American Television and Communications Corporation
Capital Cablevision Systems, Inc.
People’s Cable Corporation
Memphis CATV, Inc.
Warner Cable Communications Inc.
Warner Cable Communications Company
SIFTA Milwaukee Cable Corporation
TA Milwaukee Cable Company, Inc.
Warner Cable of New York, Inc.
Warner Communications Inc.
Time Warner Operations Inc. (formerly Time Warner Cable Inc.)

          (c) The mailing address of each general partner of the Partnership is:
c/o Time Warner Inc.
75 Rockefeller Plaza
New York, NY 10019
          IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership of the Partnership as of the date first above written.

WARNER COMMUNICATIONS INC., a Managing General Partner of Time Warner Entertainment Company, L.P.
By:	/s/ Thomas W. McEnerney
Thomas W. McEnerney
Vice President

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
OF TIME WARNER ENTERTAINMENT COMPANY, L.P.
          This Amendment to the Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. (the “Partnership”), dated May 16, 1994, is being exeucted and filed by the Partnership pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, to amend the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of Delaware on February 28, 1992, as amended by the Amendments to the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware on June 30, 1992, July 6, 1992 and November 23, 1993.
          1. Name. The name of the Partnership is Time Warner Entertainment Company, L.P.
          2. Withdrawal of General Partners.
               (a) Effective as of March 30, 1994, the following entities withdrew as general partners of the Partnership:
Warner Cable Communications Company
SIFTA Milwaukee Cable Corporation
TA Milwaukee Cable Company, Inc.
Warner Cable of New York, Inc.
               (b) After giving effect to the withdrawals described in paragraph (a) above, the general partners of the Partnership are as follows:
American Television and Communications Corporation
Capital Cablevision Systems, Inc.
People’s Cable Corporation
Memphis CATV, Inc.
Warner Cable Communications Inc.
Warner Communications Inc.
Time Warner Operations Inc.

               (c) The mailing address of each general partner of the Partnership is:
c/o Time Warner Inc.
75 Rockefeller Plaza
New York, New York 10019
          IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership of the Partnership as of the date first above written.

WARNER COMMUNICATIONS INC., a Managing General Partner of Time Warner Entertainment Company, L.P.
By:	/s/ Spencer B. Hays
Spencer B. Hays
Vice President

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
OF TIME WARNER ENTERTAINMENT COMPANY, L.P.
          This Amendment to the Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. (the “Partnership”), dated January 11, 1995, is being executed and filed by the Partnership pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, to amend the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of Delaware on February 28, 1992, as amended by the Amendments to the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware on June 30, 1992, July 6, 1992, November 23, 1993 and May 23, 1994.
          1. Name. The name of the Partnership is Time Warner Entertainment Company, L.P.
          2. Withdrawal of General Partners.
               (a) Effective as of December 31, 1994, the following entities withdrew as general partners of the Partnership:
Capital Cablevision Systems, Inc.
People’s Cable Corporation
Memphis CATV, Inc.
               (b) After giving effect to the withdrawals described in paragraph (a) above, the general partners of the Partnership are as follows:
American Television and Communications Corporation
Warner Cable Communications Inc.
Warner Communications Inc.
Time Warner Operations Inc.

               (c) The mailing address of each general partner of the Partnership is:
c/o Time Warner Inc.
75 Rockefeller Plaza
New York, New York 10019
          IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership of the Partnership as of the date first above written.

WARNER COMMUNICATIONS INC., a Managing General Partner of Time Warner Entertainment Company, L.P.
By:	/s/ Spencer B. Hays
Spencer B. Hays
Vice President

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
TIME WARNER ENTERTAINMENT COMPANY, L.P.
          The undersigned, desiring to amend the Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership act of the State of Delaware, does hereby certify as follows:
          FIRST: The name of the Limited Partnership is Time Warner Entertainment Company, L.P.
          SECOND: Article II of the Certificate of Limited Partnership shall be amended as follows:
          The registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 10801, County of New Castle
          IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this Sixth day of June, 1997.

Time Warner Entertainment Company, L.P.
By:	Marie White
Marie White Assistant Secretary

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP OF TIME
WARNER ENTERTAINMENT COMPANY, L.P.
          This Amendment to the Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. (the “Partnership”), dated October 15, 1997, is being executed and filed by the Partnership pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, to amend the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of Delaware on February 28, 1992, as amended by the Amendments to the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware on June 30, 1992, July 6, 1992, November 23, 1993, May 23, 1994, January 19, 1995 and June 12, 1997.
          1. Name. The name of the Partnership is Time Warner Entertainment Company, L.P.
          2. Withdrawal of General Partners.
               (a) Effective as of September 29, 1997, the following entity withdrew as a general partner of the Partnership:
               Time Warner Operations Inc.
               (b) After giving effect to the withdrawal described in paragraph (a) above, the general partners of the Partnership are as follows:
American Television and Communications Corporation
Warner Cable Communications Inc.
Warner Communications Inc.

               (c) The mailing address of each general partner of the Partnership is:
c/o Time Warner Inc.
75 Rockefeller Plaza
New York, New York 10019
          IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership of the Partnership as of the date first above written.

WARNER COMMUNICATIONS INC., a Managing General Partner of Time Warner Entertainment Company, L.P.
By:	/s/ Spencer B. Hays
Spencer B. Hays
Vice President

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
OF TIME WARNER ENTERTAINMENT COMPANY, L.P.
          This Amendment to the Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. (the “Partnership”), dated January 7, 1998, is being executed and filed by the Partnership pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, to amend the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of Delaware on February 28, 1992, as amended by the Amendments to the Certificate of Limited Partnership of the Partnership filed with the Secretary of state of the State of Delaware on June 30, 1992, July 6, 1992, November 23, 1993, May 23, 1994, January 19, 1995, June 12, 1997 and October 15, 1997.
          1. Name. The name of the Partnership is Time Warner Entertainment Company, L.P.
          2. Withdrawal of General Partners.
               (a) Effective as of December 29, 1997, the following entity withdrew as a general partner of the Partnership:
               Warner Cable Communications Inc.
               (b) After giving effect to the withdrawals described in paragraph (a) above, the general partners of the Partnership are as follows:
American Television and Communications Corporation
Warner Communications Inc.

               (c) The mailing address of each general partner of the Partnership is:
c/o Time Warner Inc.
75 Rockefeller Plaza
New York, New York 10019
          IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership of the Partnership as of the date first above written.

WARNER COMMUNICATIONS INC., a Managing General Partner of Time Warner Entertainment Company, L.P.
By:	/s/ Spencer B. Hays
Spencer B. Hays
Vice President

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
WARNER CABLE OF VERMONT INC.
(a Delaware corporation)
MERGING INTO
TIME WARNER ENTERTAINMENT COMPANY, L.P.
(a Delaware limited partnership)
          Pursuant to Title 8, Section 263(c) of the Delaware General Corporation Law and Title 6, Section 17-211 of the Limited Partnership Act, the undersigned limited partnership executed the following Certificate of Merger:
          FIRST: The name of the surviving limited partnership is Time Warner Entertainment Company, L.P. and the name of the corporation being merged into this surviving limited partnership is Warner Cable of Vermont Inc.
          SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving limited partnership and the merging corporation.
          THIRD: The name of the surviving limited partnership is Time Warner Entertainment Company, L.P.
          FOURTH: The merger is to become effective on December 31, 2001.
          FIFTH: The Agreement of Merger is on file at 75 Rockefeller Plaza, New York, New York 10019, the place of business of the surviving limited partnership.
          SIXTH: A copy of the Agreement of Merger will be furnished by the surviving limited partnership on request, without cost, to any partner of any constituent limited partnership or stockholder of any constituent corporation.

          IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the 19th day of December, 2001.

TIME WARNER ENTERTAINMENT COMPANY, L.P., by its general partners Warner Communications Inc. and American Television and Communications Corporation
By	/s/ Spencer B. Hays
	Name:	Spencer B. Hays
	Title:	Senior Vice President

CORRECTED CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
TIME WARNER ENTERTAINMENT COMPANY, L.P.
1.	The name of the limited partnership is Time Warner Entertainment Company, L.P.

2.	The amendment filed June 12, 1997 is corrected to incorporate correct Registered office address and Registered Agent name language. To effect the foregoing an entire amendment is set forth below:
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
TIME WARNER ENTERTAINMENT COMPANY, L.P.
          The undersigned, desiring to amend the Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. (the “Partnership”) pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:
          FIRST: The name of the Limited Partnership is Time Warner Entertainment Company, L.P.
          SECOND: Articles 2 and 3 of the Certificate of Limited Partnership shall be amended as follows:
2. Registered office. The address of the registered office of the Partnership in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (in the County of New Castle).

3. Registered Agent. The name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (in the County of New Castle).
          IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 12th day of June, 1997.

Time Warner Entertainment Company, L.P. American Television and Communications Corporation, General Partner
/s/ Marie White
Marie White, Assistant Secretary

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 26th day of June, 2002.

Time Warner Entertainment Company, L.P. American Television and Communications Corporation, General Partner
/s/ Janice Cannon
Janice Cannon, Assistant Secretary

AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
OF
TIME WARNER ENTERTAINMENT COMPANY, L.P.
          THIS Amended and Restated Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. (the “Partnership”), dated March 31, 2003, has been duly executed and is being filed by the undersigned in accordance with the provisions of 6 Del. C. §17-210, to amend and restate the original Certificate of Limited Partnership of the Partnership, which was filed on February 28, 1992, with the Secretary of State of the State of Delaware, as heretofore amended (the “Certificate”), to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. §17-101, et seq.).
          The Certificate is hereby amended and restated in its entirety to read as follows:
          1. Name. The name of the limited partnership formed and continued hereby is Time Warner Entertainment Company, L.P.
          2. Registered Office. The address of the registered office of the Partnership in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.
          3. Registered Agent. The name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.
          4. General Partner. The name and the business address of the sole general partner of the Partnership are: Time Warner Cable Inc., 290 Harbor Drive, Stamford, Connecticut 06902.
          IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Limited Partnership as of the date first-above written.

TIME WARNER CABLE INC., its general partner
By:	/s/ Spencer B. Hays
	Name:	Spencer B. Hays
	Title:	Senior Vice President

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
OF
TIME WARNER ENTERTAINMENT COMPANY, L.P.
          The undersigned, desiring to amend the Restated Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:
          FIRST: The name of the Limited Partnership is Time Warner Entertainment Company, L.P.
          SECOND: Article 4 of the Restated Certificate of Limited Partnership shall be amended as follows:
          “4. General Partners. The names and the business addresses of the general partners of the Partnership are: Time Warner Cable Inc., 290 Harbor Drive, Stamford, Connecticut 06902 and Time Warner NY Cable Inc., 290 Harbor Drive, Stamford, Connecticut 06902.”
          IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Restated Certificate of Limited Partnership on this 10th day of September, 2004.

TIME WARNER CABLE INC. and TIME WARNER NY CABLE INC., general partners,
By:	/s/ David A. Christman
David A. Christman
VP & Assistant Secretary

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
OF
TIME WARNER ENTERTAINMENT COMPANY, L.P.
          The undersigned, desiring to amend the Restated Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:
          FIRST: The name of the Limited Partnership is Time Warner Entertainment Company, L.P.
          SECOND: Article 4 of the Restated Certificate of Limited Partnership shall be amended as follows:
          “4. General Partners. The names and the business addresses of the general partners of the Partnership are: Time Warner NY Cable LLC, 290 Harbor Drive, Stamford, Connecticut 06902; TWE Holding I LLC, 290 Harbor Drive, Stamford, CT 06902; and TWE Holding II LLC, 290 Harbor Drive, Stamford, CT 06902.”
          IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Restated Certificate of Limited Partnership on this 5th day of January, 2005.

TIME WARNER NY CABLE LLC, general partner,
By:	/s/ David A. Christman
David A. Christman
VP & Assistant Secretary

CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
OF
TIME WARNER ENTERTAINMENT COMPANY, L.P.
          This Certificate of Amendment of the Restated Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. (the “Partnership”) has been duly executed and is being filed by the Partnership pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, to amend the Restated Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware on March 31, 2003.
          Article 4 of the Restated Certificate of Limited Partnership shall be amended as follows:
          “4. General Partners. The names and the business addresses of the general partners of the Partnership are: Time Warner NY Cable LLC, 290 Harbor Drive, Stamford, CT 06902, and TWE Holdings, L.P., 290 Harbor Drive, Stamford, CT 06902.”
          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Restated Certificate of Limited Partnership on this 3rd day of January, 2006.

Time Warner NY Cable LLC and TWE Holdings, LP., General Partners,
By:	/s/ David A. Christman
David A. Christman,
SVP & Asst. Secretary

CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
OF
TIME WARNER ENTERTAINMENT COMPANY, L.P.
          This Certificate of Amendment of the Restated Certificate of Limited Partnership of Time Warner Entertainment Company, L.P. (the “Partnership”) has been duly executed and is being filed by the Partnership pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, to amend the Restated Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware on March 31, 2003.
          Article 4 of the Restated Certificate of Limited Partnership shall be amended as follows:
          “4. General Partners. The names and the business addresses of the general partners of the Partnership are: TWE GP Holdings LLC, 290 Harbor Drive, Stamford, CT 06902, and TWE Holdings, L.P., 290 Harbor Drive, Stamford, CT 06902.”
          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Restated Certificate of Limited Partnership on this 18th day of October, 2006.

TWE GP Holdings LLC and TWE Holdings, L.P., General Partners,
By:	/s/ David A. Christman
David A. Christman,
SVP & Assistant Secretary